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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 2004

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.

         Pursuant to the Securities Purchase Agreement, attached as Exhibit 4.1 (the "Purchase Agreement"), dated July 12, 2004 between Island Pacific, Inc., a Delaware corporation (the "Company") and Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), the Company sold and issued the Secured Convertible Term Note, attached as Exhibit 4.2 (the "Note"), and the Common Stock Purchase Warrant (the "Warrant"), attached as Exhibit 4.3 to Laurus for $7,000,000. The Company's obligations under the Note are secured by all of the assets of the Company. Page Digital Incorporated, IP Retail Technologies International, Inc. (formerly known as IPI Merger Sub II, Inc.) and Sabica Ventures, Inc., all wholly owned subsidiaries of the Company (collectively referred to herein as, the "Subsidiaries") guarantied the Company's obligations under the Note. The Company also pledged all of its interests in the outstanding stock of the Subsidiaries as security for its obligations under the Note.

         The Note matures on September 1, 2004; provided however, the maturity of the Note will be automatically extended upon the stockholders approving an amendment to the Company's Certificate of Incorporation ("Certificate") increasing the authorized common stock to 250,000,000 shares and the Company filing an amendment to its Certificate to effect the increase with the Secretary of State of Delaware by August 31, 2004. The Note accrues interest at a rate per annum (the "Interest Rate") equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2.0%). Interest under the Note will be payable monthly in arrears commencing on August 1, 2004. The Interest Rate will be calculated on the last day of each month (the "Determination Date") and be subject to adjustment as follows: (1) if the shares issuable upon conversion of the Note or exercise of the Warrant have been registered with the U.S. Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") and the market price of the Company's common stock for the five trading days immediately preceding the Determination Date exceeds the then applicable conversion price for the Note by at least 25%, then the Interest Rate for the succeeding calendar month shall be reduced by 2% for each incremental 25% increase over the then applicable conversion price or (2) if all of the conditions set forth in subparagraph (1) have been satisfied, except that the shares issuable upon conversion of the Note or exercise of Warrant have not been registered, then the Interest Rate for the succeeding calendar month shall be reduced by 1% for each incremental 25% increase over the then applicable conversion price. The initial conversion price under the Note is $0.56, subject to adjustment upon the Company's issuance of additional shares of common stock at a price that is less than the then current fixed conversion price, a stock split or combination, declaration of a dividend on the Company's common stock or reclassification of the Company's common stock. The Company has the option to redeem the Note by paying Laurus 125% of the principal amount due under the Note together with all accrued and unpaid interest.

         The Warrant grants Laurus the right to purchase up to 3,750,000 shares of the Company's common stock at a price of $0.71 per share. The Warrant is immediately exercisable and has a seven year term. The Company shall have the right to require exercise of the Warrant in whole or in part if: (1) all of the obligations of the Company under the Note shall have been irrevocably paid in full, (2) the Common Stock underlying the Warrant has been registered on a registration statement declared effective by the SEC, and such registration statement remains effective, and (3) the average closing price of the Common Stock for the ten (10) trading days immediately prior to the proposed date of the mandatory exercise of the Warrant is greater than three hundred percent (300%) of the then applicable exercise price.


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         The Company is obligated to file a registration statement on Form S-3
(or if Form S-3 is not available another appropriate form) (the "Registration Statement") registering the shares of Company common stock issuable upon conversion of the Note or exercise of the Warrant (the "Underlying Shares") pursuant to the Registration Rights Agreement between the Company and Laurus dated July 12, 2004 (the "Registration Rights Agreement"). The Company is required to file the Registration Statement within 60 days of July 12, 2004 (the "Filing Date") and have the Registration Statement declared effective by the SEC no later than 90 days after it is filed (the "Effectiveness Date"). If the Registration Statement is not filed by the Filing Date, declared effective by the Effectiveness Date, ceases to be effective for more than 30 days in any calendar year or 10 consecutive calendar days or if the Company's common stock is not listed or traded or is suspended from trading for three consecutive trading days, the Company shall be required to pay Laurus liquidated damages equal to 2% of original principal balance on the Note for each 30 day period (with partial periods prorated) that such event continues. The Company is obligated to keep the Registration Statement effective until the earlier of when
(1) all of the Underlying Shares have been sold or (2) such time as all of the Underlying Shares can be sold without registration or volume restrictions under Rule 144(k) of the Securities Act (the "Effectiveness Period"). If there is not an effective Registration Statement covering the Underlying Shares at any time during the Effectiveness Period and the Company proposes to file a registration statement for its own account or the account of others, the Company will be obligated to include the Underlying Shares on that registration statement.

         Pursuant to the Company's preliminary proxy statement filed on Schedule 14A with the SEC on July 15, 2004, the Company has requested that its stockholders approve the sale and issuance of the Note and the Warrant. Under the American Stock Exchange rules stockholder approval is required for any transaction that could result in the issuance a number of shares of common stock that is greater than 20% of the Company's outstanding common stock at less than the market price. The shares issuable upon conversion of the Note are priced at $0.56 (105% of the closing price on July 9, 2004 of $0.53 the last trading immediately preceding the closing of the transaction) and the shares issuable upon exercise of the Warrant have an exercise price of $0.71 (115% of the 10-day average closing price immediately preceding the transaction). However, the conversion price under the Note is subject to adjustment if the Company issues additional shares of common stock at price below the then applicable conversion price under the Note, which could result in the issuance of more than 20% of the outstanding shares of common stock of the Company at a price below market. The Purchase Agreement provides that if conversion of the Note would result in the issuance of more than 20% of the outstanding shares of the common stock of the Company such that stockholder approval is required, the Company is required to promptly call a stockholders meeting to approve such issuance. The Company has determined it is in the best interests of the Company to have the Purchase Agreement, Note, Warrant and related agreements approved at the annual meeting scheduled for August 11, 2004, rather than be obligated to call a meeting at some unspecified time in the future.

         Neither Laurus nor any of its respective affiliates, maintains or has maintained in the past, any affiliation with the Company or its officers, directors or affiliates.

         In addition, effective as of July 1, 2004, Robert P. Wilkie and Ivan M. Epstein resigned from the Company's board of directors. Messrs. Wilke and Epstein were both independent directors and the Company is currently looking for two independent individuals to fill the vacancies resulting from their resignations. Effective as of July 14, 2004, Steven Beck resigned from the Company's board of directors and Donald Radcliffe, who previously served as a director of the Company from May 1998 to October 2003, was appointed to replace Mr. Beck.


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EXHIBIT INDEX

Exhibit No.       Description
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4.1               Securities Purchase Agreement dated July 12, 2004 between
                  Island Pacific, Inc. and Laurus Master Fund, Ltd.

4.2               Secured Convertible Term Note issued by Island Pacific, Inc.
                  in favor of Laurus Master Fund. Ltd.

4.3 Common Stock Purchase Warrant dated July 12, 2004 issued by Island Pacific, Inc.

4.4 Registration Rights Agreement dated July 12, 2004 between Island Pacific, Inc. and Laurus Master Fund, Ltd.

10.1 Master Security Agreement between Island Pacific, Inc., Page Digital Incorporated, IPI Merger Sub II, Inc., Sabica Ventures, Inc. and Laurus Master Fund, Ltd. dated July 12, 2004

10.2 Subsidiary Guaranty executed by Page Digital Incorporated, IPI Merger Sub II, Inc. and Sabica Ventures, Inc.

10.3 Stock Pledge Agreement dated July 12, 2004 between Island Pacific, Inc. and Laurus Master Fund, Ltd.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          Island Pacific, Inc.

Date:    July 21, 2004                    By: /s/ Ran Furman
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                                              Name: Ran Furman
                                              Title: Chief Financial Officer


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